SUPPLEMENT TO THE PROSPECTUS
OF
WELLS FARGO ADVANTAGE ALLOCATION FUNDS
 WELLS FARGO ADVANTAGE ALTERNATIVE FUNDS
 WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
 WELLS FARGO ADVANTAGE INCOME FUNDS
 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
 WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
 (the "Funds")

Effective immediately, in the Funds' prospectuses under "Class A Shares Sales Charge Waivers for Certain Parties" in the section entitled "Reductions and Waivers of Sales Charges", the last bullet is replaced with the following:

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Group employer-sponsored retirement and deferred compensation plans and group employer-sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, Keogh plans, individual 401(k) plans, individual 403(b) plans as well as shares held in commission-based broker-dealer accounts do not qualify under this waiver.

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Investors who purchase shares that are to be included in certain "wrap accounts," including such specified investors who trade through an omnibus account maintained with a Fund by a broker-dealer.

July 29, 2015	LCR075/P101SP2